UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/17/2011

PENDRELL CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33008

Delaware	98-0221142
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2300 Carillon Point, Kirkland, Washington 98033
(Address of principal executive offices, including zip code)

(425) 278-7100
(Registrant’s telephone number, including area code)

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Joseph Siino, the Chief IP Officer for Pendrell Corporation, has entered into a Programmed Plan of Transactions under Rule 10b5-1 of the Securities Exchange Act of 1934 for the purpose of providing liquidity to cover Mr. Siino's tax liabilities resulting from the delivery of shares issued to Mr. Siino in connection with Pendrell Corporation's acquisition of Ovidian Group, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENDRELL CORPORATION

Date: October 21, 2011	By:	/s/ Timothy M. Dozois
Timothy M. Dozois
Corporate Counsel and Secretary